UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

JFB CONSTRUCTION HOLDINGS

(Exact name of registrant as specified in its charter)

Nevada	001-42538	99-2549040
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

(Address of principal executive offices, including zip code)

561-582-9840

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	JFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On February 13, 2026, Bjarne Borg resigned from his position as a member of the Board of Directors (the “Board”) of JFB Construction Holdings (the “Company”) and from all committees of the Board, effective immediately. Mr. Borg’s resignation was not because of any disagreement with management or the Board on any matter relating to the Company’s operations, policies or practices.

The Company thanks Mr. Borg for his service and contributions to the Company.

Director Appointment

On February 13, 2026, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Stefan Passantino to serve as a member of the Board, effective immediately. The Board also appointed Mr. Passantino to serve on the following committees of the Board: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, Mr. Passantino will serve as the Chairman of the Compensation Committee.

The Board affirmatively determined that Mr. Passantino is an independent director within the meaning of the Nasdaq listing standards.

The Board believes that Mr. Passantino’s scholarship and experience make him ideally qualified to help lead the Company towards continued growth and success.

Family Relationships

Mr. Passantino does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Passantino reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

As compensation for his services as a member of the Board, Audit Committee and Nominating and Corporate Governance Committee, Mr. Passantino shall receive compensation in the form of equity, on the same terms as other independent members of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFB CONSTRUCTION HOLDINGS

Date: February 17, 2026	By:	/s/ Joseph F. Basile, III
Joseph F. Basile, III
Chief Executive Officer